ZTIFI SA-2


                         SUPPLEMENT DATED JUNE 25, 2007
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2007
                                       OF
                      TEMPLETON INSTITUTIONAL FUNDS, INC.
               (Foreign Equity Series - Primary & Service Shares,
           Emerging Markets Series, Foreign Smaller Companies Series)

The Statement of Additional Information (SAI) is amended as follows:

I. The information under the section entitled "Goal, Strategies and Risks - Fundamental Investment Policies," beginning on page 2, is revised to read as follows:

 FUNDAMENTAL INVESTMENT POLICIES Foreign Equity Series The Fund's investment goal is long-term capital growth. Foreign Equity Series seeks long-term capital growth through a flexible policy of investing primarily in equity securities of companies and governments outside the U.S., including emerging markets securities.

 EMERGING MARKETS SERIES The Fund's investment goal is long-term capital growth. The Fund seeks long-term capital growth by investing primarily in the equity securities of emerging market companies.

 FOREIGN SMALLER COMPANIES SERIES The investment goal of Foreign Smaller Companies Series (Smaller Companies Series) is long-term capital growth.


 The Foreign Equity Series, the Emerging Markets Series and the Smaller Companies Series may not:

 1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

 2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

 3. Make loans if, as a result, more than 33(1)/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. The limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

 4. Purchase or sell real estate unless acquired as a result of ownership of securities or instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

 5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

 6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

 7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

 8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

II. The following has been added to the Non-Fundamental Investment Policies section on page 3:

 NON-FUNDAMENTAL INVESTMENT POLICIES

 The Foreign Equity Series and the Emerging Markets Series have adopted certain non-fundamental investment restrictions that the Board of Directors may change without shareholder approval. Shareholders will be given at least 60 days' advance notice of any change to these non-fundamental investment restrictions.

 As non-fundamental investment restrictions, the Foreign Equity Series and the Emerging Markets Series may not buy securities on margin; engage in short sales except for short sales "against the box"; invest in futures contracts except each Fund may invest in forward currency contracts in an amount up to 25% of the Fund's non-dollar holdings at market value; write call options; purchase lettered or restricted stock; invest in collateral loans except each Fund may participate in securities lending through a custodian with brokers, dealers and financial institutions; or directly invest in mortgages or real estate.

 In addition, Emerging Markets Series may invest up to 100% of its total assets in emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.). Emerging Markets Series may invest up to 100% of its total assets in U.S. government securities.

                Please keep this supplement for future reference.